UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

September 20, 2010

Date of Report (date of earliest event reported)

Overstock.com, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6350 South 3000 East

Salt Lake City, Utah 84121

(Address of principal executive offices)

(801) 947-3100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04               Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On September 20, 2010 Overstock.com, Inc. (the “Company”) sent a notice to its directors and executive officers informing them that, in connection with the closing of an offer to certain participants in the Company’s 401(k) plan (the “Plan”) to allow them to rescind certain acquisitions of Company stock in the Plan that occurred between July 1, 2008 and June 30, 2009, trading in the Company stock fund in the Plan will be suspended from October 6, 2010 to October 14, 2010, and that, as a consequence, directors and executive officers of the Company will be subject to certain trading restrictions during that time period.

The reason for the blackout period is that Section 306(a) of the Sarbanes-Oxley Act and Regulation BTR promulgated by the Securities and Exchange Commission generally impose restrictions on trading in issuer shares by directors and executive officers in the event that 50% or more of an issuer’s plan participants are so restricted with respect to the shares in their plan accounts.  In connection with the rescission offer the Company is making to certain participants in the Plan, the plan administrator needs to impose restrictions on trading in the Company shares held in the Plan in order to allow time to process and implement participants’ elections, if any, to rescind acquisitions of Company shares held in the Plan. Participants will be prevented from exchanging their account balances into or out of the Company stock fund, making contributions to the Company stock fund, obtaining a distribution or withdrawal from the Company stock fund, or otherwise effecting transactions in the Company stock fund in the Plan.

The class of equity securities subject to the blackout period is the Company’s common stock, $0.0001 par value per share. The blackout period is scheduled to begin on October 6, 2010 and end on October 14, 2010.  During the blackout period, directors and executive officers will be prohibited from directly or indirectly purchasing, selling, acquiring or transferring any Company common stock or derivative security with respect to Company common stock acquired in connection with their service or employment as a director or executive officer of the Company, subject to certain limited exemptions.

The name, address and telephone number of the person designated by the Company to respond to inquiries about the blackout period are Mark Griffin, Vice President and General Counsel, Overstock.com, Inc., 6350 South 3000 East, Salt Lake City, Utah 84121; (801) 947-3100.

Certain statements contained in this Form 8-K may be “forward-looking statements.” Our Form 10-K for the year ended December 31, 2009 filed with the Securities and Exchange Commission on March 31, 2010, our Quarterly Reports on Form 10-Q filed with the SEC on May 4, 2010 and August 5, 2010  and any subsequent filings with the SEC identify important factors that could cause our actual results to differ materially from those contained in any of our projections, estimates or forward-looking statements. In addition, there may be additional risks that the Company does not presently know or that it currently believes are immaterial which could also affect the accuracy of any such forward-looking statements or could impair the Company’s business or results of operations. You are cautioned not to place undue reliance on any forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ Stephen J. Chesnut
Stephen J. Chesnut
Senior Vice President, Finance and Risk Management
Date: September 20, 2010